UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

Mercer Insurance Group, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-25425	23-2934601
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Highway 31, Pennington, New Jersey	08534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 737-0426

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On March 3, 2009, Andrew Speaker, President and Chief Executive Officer of Mercer Insurance Group, Inc. (the “Company”), presented at Sandler O’Neill’s West Coast Financial Institution Conference in San Francisco, California.

A copy of the presentation given by Mr. Speaker is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1. The information in this Report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Company’s Presentation at Sandler O’Neill’s West Coast Financial Institution Conference held March 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.

Dated:	March 3, 2009	By:	/s/ David Merclean

David Merclean Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company’s Presentation at Sandler O’Neill’s West Coast Financial Institution Conference held March 3, 2009